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                                                                   Exhibit 23(b)
                                                                   -------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the prospectus constituting part of the registration statement on Form S-8 for the Park National Corporation 1995 Incentive Stock Option Plan of our report dated January 22, 1997 on the 1996 consolidated financial statements of First-Knox Banc Corp., which report is included in Park National Corporation's 1997 Annual Report on Form 10-K.


                                               /s/ Crowe, Chizek and Company LLP

                                               Crowe, Chizek and Company LLP

Columbus, Ohio
May 14, 1998